A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Summer 2013

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of nearly 50 years of success in generating returns for pension funds while also providing the vital collateral benefits of union jobs and affordable housing for working people and their communities.

The HIT’s multifamily focus gives it advantages over many other fixed-income investment choices as an anchor for a portfolio.

The HIT is a $4.6 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities.  This focus provides pension plans with an investment that is low risk, a source of attractive current income, and also liquid. Approximately 87% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.

The HIT is well-suited to meeting the major investment needs of pension plans with union member beneficiaries because:

(1) The HIT is a fixed-income option with a strong performance record, providing higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark;

(2) The HIT’s focus on high credit quality multifamily securities can make it a safer investment than many other fixed-income vehicles, allowing it to serve as an “anchor” for an investment portfolio;

(3) This focus on high credit quality together with its lack of corporate bonds can make the HIT a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities; and

(4) The HIT directly sources multifamily and healthcare construction-related investments that have higher yields than investments of similar duration and credit quality. These investments contribute to the HIT’s competitive returns while also creating family-supporting union jobs and affordable housing at a time when communities can greatly benefit from development activity. The HIT earns a competitive return because of its mission.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

The HIT: A Fixed Income Anchor

The HIT has provided less volatility than – as well as diversification from – equities, real estate, and other asset classes.  This comparative advantage is shown below for the period from June 30, 2008, through June 30, 2013. The HIT does not hold corporate bonds and can provide greater diversification from equities than fixed-income funds that include such bonds.  Despite the lack of exposure to corporate bonds, the HIT’s returns are highly correlated with its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate).  (See page 7 for more information on the HIT’s performance and page 9 for more on the correlation with the Barclays Aggregate.)

Comparative Change in Value of Investments
June 2008=100

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Index value
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HIT (Net)
Barclays Treasury Index
Dow Investment Grade Corporate Index
S&P 500
UK FTSE 100
Bloomberg REIT Index

The capital preservation inherent in the HIT’s high credit quality investments and its competitive returns make the HIT a complement to riskier investments – an “anchor” for a portfolio.

The HIT: Contributing to Communities while Generating Competitive Returns

In addition to producing competitive returns with less credit risk than the Barclays Aggregate and many other investment alternatives, as well as providing diversification, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  Unlike most fixed-income investment vehicles, the HIT helps to create assets by financing job-generating construction of multifamily developments and healthcare facilities to meet communities’ needs.2  The HIT has successfully funded development projects that support priorities established by specific states or cities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage-earners.

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This capital allows the HIT to finance multifamily development projects through investment in government/agency multifamily construction-related securities, which help provide pension plan investors with competitive returns.  The projects create good union construction jobs. As workers at the projects earn income, pension plan contributions increase. The pension plans then have more capital to invest in the HIT and the cycle continues.

The HIT established its Construction Jobs Initiative with support from AFL-CIO leadership in 2009 as a response to the unemployment crisis. Workers’ pension capital invested through the HIT’s Construction Jobs Initiative has put thousands of union members back to work on projects that are building affordable

2 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

housing and promoting economic growth. Through June 30, 2013, the HIT has committed $1.46 billion to job-generating investments under this initiative – investments that are attractive additions to the portfolio and are expected to generate additional income for HIT participants as projects are funded during the construction period. Together with projects receiving support (as described below) from Building America, the HIT’s subsidiary, the Construction Jobs Initiative to date has generated over 16,800 union construction jobs by financing 59 projects in 29 cities, representing over $3 billion of development activity.  The HIT and Building America have strong pipelines that should allow them to finance more job-generating projects in the months ahead. After passing its target of creating 15,000 union construction jobs, the Construction Jobs Initiative is working to reach an increased goal of 25,000 union construction jobs by the end of 2015.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

Building America’s role in the Construction Jobs Initiative illustrates how this subsidiary has enhanced the HIT’s ability to provide job-generating projects in low-income communities.  Building America utilizes New Markets Tax Credits (NMTCs) to attract investors and enhance the financial viability of mixed-use developments and healthcare facilities in underserved neighborhoods.  Building America has been allocated $85 million in NMTCs and has provided $68.1 million in NMTCs for nine projects to date, including one that the HIT also helped finance.

HIT and Building America Projects
(Historical Totals, Inception through June 30, 2013)

HIT Financing Commitments	$6,811 million
Building America Investment of NMTCs	$68.1 million
Total Development Value	$10,783 million
Union Construction Jobs	74,750
Units of Housing/Beds	109,660
Affordable Units	69,537

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.

The HIT stands out among fixed-
income investments because it
has the internal capability to
source multifamily mortgage
investments directly from
developers, housing finance
agencies, and mortgage bankers,
and to provide technical expertise
to assist them in completing
complex transactions.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Aggregate. The HIT specializes in government and agency issued, guaranteed, or insured multifamily3 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests.  It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The result has been a consistent income advantage that contributes positively to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers, including financing insured by the Federal Housing Administration (FHA), Fannie Mae, Freddie Mac, and housing finance agencies, allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, housing finance agencies, mortgage bankers, and others, as well as the ability to provide technical expertise to assist them in completing complex transactions.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects suitable for investment.  These professionals use their extensive relationships with developers, mortgage bankers, housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s

3 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities, as shown in the graph below.  By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs.  The HIT’s expertise in FHA programs, in particular, can be valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default resulting in the loss of principal and interest totaling $82,897, for a loss rate of 0.002% of average net assets.

Historical Multifamily Spreads
(Spreads to 10-Year Treasury in Basis Points)

Source: HIT and Securities Dealers

The HIT also sources investments with housing finance agencies (HFAs), which have become a growing source of secure investments.  Currently the HIT is both building on long-term HFA relationships in areas such as Massachusetts and New York City, and crafting new relationships with agencies that have recently returned to funding multifamily housing construction and rehabilitation.  HFAs offer a number of attractive investment opportunities including bonds issued as general obligations of the HFA and those backed by risk-share agreements with the Federal Housing Administration. Working with HFAs to design financing at an early stage can meet the needs of both the HIT and the sponsor.

Portfolio Performance

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis by 4 basis points for the first half of 2013.

Interest rates rose significantly in the second quarter of 2013, particularly after the Federal Reserve’s Federal Open Market Committee (FOMC) hinted at the possibility that it might taper off the monthly securities purchases under its quantitative easing program (QE3) more quickly than the market had expected. The second quarter saw the 10-year Treasury rate reach its highest level since August 2011.  Large movements in rates in a relatively short period of time caused spreads to widen on most non-Treasury assets such as corporate bonds, single-family mortgage-backed securities (MBS), and municipal bonds, as well as securities in the government/agency multifamily sector in which the HIT specializes. These increases in yields negatively impacted fixed-income investors by reducing the value of their investments.

The HIT’s outperformance during the first half of the year was due primarily to the income advantage provided by its government/agency multifamily investments. The HIT’s slightly short duration position also contributed to its better relative gross performance, as did its underweight to single family MBS and lack of corporate bonds.  While rising rates in the short run can lead to negative absolute returns, going forward the HIT should have a higher expected level of income.

For the year-to-date, 1-, 3-, 5-, and 10-year periods ending June 30, the HIT outperformed the Barclays Aggregate on a gross basis by 4, 4, 47, 47, and 39 basis points, respectively.  On a net basis, the HIT also outperformed the benchmark for the 3- and 5-year periods.

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  Periods over one year are annualized.

This is a good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value and diversification opportunities can be found in high credit quality fixed-income investments that offer attractive yield spreads to Treasuries.  The HIT’s portfolio has a very low exposure to principal loss due to credit risk, so loss in value if rates rise should be recovered as the HIT generates higher income going forward. The large multifamily pipeline under review should allow the HIT to benefit from acquiring additional construction-related securities.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to target the effective duration of its portfolio generally within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The effective duration of the HIT’s portfolio is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities.  The percentage of single family (SF) agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s government/agency multifamily (MF) MBS allocation typically ranges from 50% to 70% of the portfolio.  Restrictions on the portfolio’s holdings of various classes of securities can be found in the HIT’s prospectus.  The HIT does not use derivatives or leverage through borrowing.

The composition of the HIT’s portfolio shown below as of June 30, 2013, demonstrates its high credit quality and specialization in multifamily MBS (based on total investments including unfunded commitments).

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT’s superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk compared to the benchmark, position it well for the future.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2013
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	88.8%	73.1%	Effective Duration	5.10	5.30
A & Below	6.9%	22.0%	Convexity	0.09	0.01
Superior Yield			Similar Call Risk
Current Yield: 51 basis point advantage	3.76%	3.25%	Call Protected	73%	71%
Yield to Worst: 61 basis point advantage	2.91%	2.30%	Not Call Protected	27%	29%

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending June 30, 2013 was 96% and has ranged from 93% to 98% in the past five years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation between the HIT’s month-over-month returns and those of the Citigroup BIG Mortgage Index for the five years ending June 30, 2013 was 86% and has ranged from 82% to 94% in the past five years.

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the preceding graph, which compares the HIT’s gross returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.  (For more on performance see page 7.)

The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.

The Trust also contracts with Gary Shilling, an independent economic consultant, and Macroeconomic Advisers, a firm that provides economic information and analysis of monetary policy. Mr. Shilling speaks periodically to staff and produces monthly written reports to provide additional insight and market forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, New Orleans, Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT’s only expenses are its actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2012, 2011, and 2010, the HIT’s ratio of expenses to average net assets was 42, 44, and 44 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

Over 97% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and agency single family MBS.  As of June 30, 2013, approximately 87% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to approximately 72% in the Barclays Aggregate. The HIT seeks to construct a portfolio that has a higher expected yield than its benchmark. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of June 30, 2013, 64.3% of assets were invested in this product.4  Over 97% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Assistant Portfolio Managers Michael Cook, CFA, FRM, and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Senior Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade

4 Including commitments that have not yet been funded.

also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is independently valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 25 of the 2012 Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its 2012 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, valuation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, professional liability insurance coverage (Errors and Omissions) totaling $20,000,000, and a fiduciary ERISA bond in the amount of $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers to provide ancillary services (such as custodian, transfer agent, and investment accounting services) to enable it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of June 30, 2013, the HIT had a net asset value of approximately $4.61 billion and 373 institutional investors.

Clients by Type ($ in millions as of 6/30/2013)	$ Amount	Percentage	Number of Accounts
Public	1,221.32	26.5	10
Taft-Hartley	2,974.22	64.5	207
Other (Labor Organizations)	412.64	9.0	156
Total	4,608.18	100.0	373

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets June 30, 2013
National Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	4.8%
Western Public Fund	1996	4.5%
Northeast Public Fund 2	2002	4.4%
Western Taft-Hartley Fund	1996	3.9%

Approximately 90% of the dividends received by participants are reinvested in the HIT. This demonstrates investor confidence. For 2012, those reinvested dividends provided $165 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman, seven labor trustees, and five management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for 40 years.  Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has six offices as well as a Midwest regional marketing director.

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	48
Boston, MA	Investment Sourcing/Marketing/Investor Relations	1
New York, NY	Investment Sourcing/Investor Relations	3
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	2
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1
New Orleans, LA	Investment Sourcing	1

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies for key members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately 11 years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's $700 billion mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.  Mr. Carter holds an MBA from Georgetown University.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	21	21	40
Ted Chandler	Chief Operating Officer	4	4	26
Erica Khatchadourian	Chief Financial Officer	20	10	24
Christopher Kaiser	Acting General Counsel and Chief Compliance Officer	6	<1	18
Chang Suh	Senior Executive Vice President – Chief Portfolio Manager	15	9	18
Michael Cook	Assistant Portfolio Manager	10	5	11
J. Guy Carter IV	Assistant Portfolio Manager	5	5	12
Harpreet Peleg	Controller	8	6	16
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	12	10	23
Eric Price	Executive Vice President	6	3	20
Lesyllee White	Senior Vice President and Managing Director of Marketing	13	8	18
Thalia Lankin	Director of Operations	9	<1	12
Sondra Albert	Chief Economist	9	9	16
Debbie Cohen	Chief Development Officer	5	4	30

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The AFL-CIO Housing Investment Trust continues to invest in construction-related projects, providing needed jobs for union construction workers and a boost to local economies.  The HIT’s nearly 50 years of experience in housing finance; its well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable have enabled the HIT to support new construction and create union jobs despite slow  economic growth.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.  The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s subsidiary – Building America – is increasing the HIT’s capacity to invest in mixed-use projects in low-income communities by providing equity to fill capital gaps through the sale of New Markets Tax Credits.

While adding jobs to the struggling economy, the HIT’s construction-related investments are helping to generate competitive returns.

The HIT has created nearly 17,000 union construction jobs under its Construction Jobs Initiative. Launched in 2009, the jobs initiative passed its initial goals of 10,000 and 15,000 jobs and is now working towards a new goal of reaching 25,000 union construction jobs by the end of 2015.  The economic impact of this construction activity is far broader than the direct jobs at the 60 financed projects –  more than 12,000 additional jobs have been created in the 29 cities where they are located in industries that supply materials or services to the projects and as a result of spending by the projects’ construction workers and service providers. Thus, the projects are responsible for adding approximately 29,000 total jobs to the U.S. economy since 2009, while generating competitive returns for the HIT’s participants.  The HIT and Building America intend to draw on their large pipelines of projects under review to create still more jobs.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT.  When possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.

HIT projects can help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design.  Through its Green Jobs Initiative, the HIT has invested over $1.1 billion of its capital and Building America has provided $50.6 million of New Markets Tax Credits in a total of 44 LEED-eligible projects and energy efficient rehabilitation and retrofit projects. These investments have leveraged nearly $2.8 billion of total development and created over 13,600 union construction jobs.

Examples of HIT-Financed Projects

Several of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

Georgetowne Homes, Boston, MA
The HIT has committed $116 million of capital funding to preserve affordability and perform energy-saving retrofits at Georgetowne Homes One and Two, two aging residential developments with a total of 967 units. They have served as a major source of affordable housing in Boston’s Hyde Park neighborhood for more than 40 years. The projects are expected to generate approximately 645 union construction jobs.

HIT financing includes $70.4 million for the 601-unit Georgetowne Homes One, constructed in 1969, and $45.5 million for the 366-unit Georgetowne Homes Two, built in 1972.

All of the properties’ units are income-restricted, with 70% receiving Section 8 project-based rental assistance. As part of the HIT’s refinancing, the owner, Beacon Communities, is extending the properties’ Section 8 contracts, and affordability will be preserved for another 45 years through a deed restriction.

Improvements, including new energy-efficient central heat and hot water systems, window and siding replacement, energy-efficient appliances, and insulation improvements, will provide significant energy and maintenance savings and make Georgetowne Homes a model of sustainable affordable housing.

With the Georgetowne investments, the HIT has now helped finance more than $1 billion of Boston housing development as part of its commitment to the city to address critical housing needs. These projects represent over 3,490 units of housing and nearly 4,700 union construction jobs.

To help put together financing for Georgetowne Homes, the HIT purchased construction and permanent tax-exempt bonds backed by risk-share agreements between MassHousing and the Federal Housing Administration as well as construction loan notes issued by MassHousing.  Other financing sources include federal and state Low Income Housing Tax Credits, and other state and local subsidized debt.

Amalgamated Warbasse Houses, Brooklyn, NY
The HIT is providing a short-term direct loan of $89 million to repair damage from Hurricane Sandy at Amalgamated Warbasse Houses, a large union-sponsored housing cooperative located in Brooklyn’s Brighton-Coney Island community. The loan enables the co-op to replace the electrical distribution system that was destroyed by flooding as well as refinance existing debt at a significant cost savings of more than $3 million over the two-year loan period, which will help keep the cooperative affordable for its residents.

The most serious hurricane damage inflicted on Amalgamated Warbasse in October 2012 was the loss of the co-op’s electrical transformers due to saltwater flooding.  Residents of the co-op’s five 24-story buildings experienced devastating hardships in the storm’s aftermath, without lights, heat, refrigeration, elevator service, and other necessities until temporary transformers could be installed.  Moreover, flooding damaged the co-op’s income-producing retail space, and there was considerable wind damage. The HIT loan enables the co-op to move ahead with repairs while waiting for the anticipated insurance proceeds. To guard against future power losses, the loan will pay for relocating the transformers above the flood plain.

The loan is a sound investment for the HIT’s portfolio, which meets strict underwriting criteria and each of the HIT’s direct loan underwriting standards. The cooperative has taken steps to secure long-term financing through other funding programs.

The work  financed by the HIT’s short-term loan is expected to create about 225 union construction jobs.

Amalgamated Warbasse was built in the 1960s as affordable housing for union families, with the backing of the Amalgamated Clothing Workers, a forerunner of today’s UNITE HERE.  Located on 26 acres, the Mitchell-Lama cooperative consists of 2,585 residential units and 17 ground-floor professional units, as well as a small retail center. The HIT previously assisted Amalgamated Warbasse in 1996 and 2003 with financing to upgrade the property and maintain its affordability.

The HIT has invested more than $790 million of its capital in New York City since 2002, financing nearly 30,000 units of housing, as part of its partnership with the city to address critical housing needs.

Conclusion

The “HIT” embraces “triple bottom line investing” as one of the oldest socially responsible investment funds in the U.S.  As a steward of union and public employee pension capital, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) good jobs for union members; and (3) more livable communities, with high quality affordable housing and a sustainable environment.  The HIT’s focus on high credit quality multifamily securities can make it a safer investment than many other fixed-income vehicles, allowing the HIT to serve as an “anchor” for an investment portfolio.

Increased capital from investors will
enable the HIT to purchase additional
securities to pursue its goal of
providing competitive returns
coupled with union jobs, affordable
housing, and community development.

From 1965 through June 2013, the HIT and its predecessor fund have committed over $6.8 billion to finance projects in communities across the U.S.  Together with its Building America subsidiary, which has provided $68.1 million in New Markets Tax Credits since 2011 to finance projects in under-served communities, the HIT has financed over 109,600 housing and healthcare units, including 69,500 affordable housing units.  HIT and Building America projects regularly promote responsible urban development, transit-oriented development, affordable housing construction and preservation, adaptive reuse of older structures, and an environmentally friendly design.  The 100% union labor requirement has generated approximately 74,750 union construction  jobs – jobs that pay family-supporting wages, provide health and retirement security, contribute to the economic base of the communities where union members live and work, and foster economic growth beyond the communities where the projects are located.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future.  Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The construction-related multifamily securities that are the HIT’s focus remain attractive investments.

The outlook for the HIT is also enhanced by the projected increase in the need to build and rehabilitate multifamily rental housing. Demand for apartments is likely to exceed supply for a number of years due to somewhat limited credit availability for average single family homebuyers, and expected growth in household formation.  These factors should result in increased demand for construction of multifamily buildings. Further, aging multifamily dwellings, many in dense urban markets, require rehabilitation to prolong their useful lives.

The HIT is well-positioned to continue offering competitive returns and other benefits for Taft-Hartley and public employee pension plan investors.  The HIT provides a significant yield advantage to the benchmark; the ability to diversify from equities and other asset classes; high credit quality that protects principal; and liquidity.  With a pipeline of transactions for 2013 and 2014, low inflation expectations, and continued strong demand for rental housing demand going forward, the HIT should have opportunities to invest in securities that offer good relative value. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and promote economic development.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.
Senior Vice President & Managing Director
 of Marketing
National and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Emily Johnstone
Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com

Julissa Servello
Marketing Coordinator
(202) 467-2544
jservello@aflcio-hit.com

Paul Sommers
Regional Marketing Director
Midwest Accounts
(937) 604-9681
psommers@aflcio-hit.com

Kevin Murphy
Regional Marketing Director
Northeast Accounts
 (202) 467-2551
kmurphy@aflcio-hit.com

Debbie Cohen
Chief Development Officer
 (202) 467-2591
dcohen@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2013, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.  The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com